Colonial BancGroup

IT’S JUST THE BEGINNING

Table of Contents

Page

1) Overview 4

2) Retail Franchise 7

3) Credit 16

4) Financial Highlights 22

5) Supplemental Information 31

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Forward Looking Statements

This Presentation contains “forward-looking statements” within the meaning of the federal securities laws. The forward-looking statements in the presentation are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among other things, the following possibilities: (i) an inability of the company to realize elements of its strategic plan for 2005 and beyond, including, but not limited to, an inability to maintain asset quality, meet targeted non-performing asset levels, and meet targeted returns on assets; (ii) increases in competitive pressure in the banking industry; (iii) general economic conditions, either nationally or regionally, that are less favorable than expected; (iv) changes which may occur in the regulatory environment and (v) other factors which are more fully described in our periodic filing with the Securities and Exchange Commission. When used in this presentation, the words “believes,” “estimates,” “plans,” “expects,” “should,” “may,” “might,” “outlook,” and “anticipates,” and similar expressions as they relate to BancGroup (including its subsidiaries) or its management are intended to identify forward-looking statements. Forward-looking statements speak only as to the date they are made. BancGroup does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

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Overview

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In the Right Places

As of 6/30/05

Colonial is in four of the fastest growing states in the country

72% of Total Deposits are in Florida, Georgia, Texas and Nevada

58% of Total Deposits are in Florida

Projected population growth over the next five years is expected to be 10.46%

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Superior Projected Population Growth

2005 - 2010 Population Growth

Source: SNL Financial. Deposit data as of 6/30/04.

Population growth deposit weighted.

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Colonial BancGroup, Inc. 10.46%

Compass Bancshares, Inc. 9.74

South Financial Group, Inc. 8.66

SunTrust Banks, Inc. 8.62

Wachovia Corporation 8.51

Synovus Financial Corp. 7.17

Bank of America Corporation 6.58

BB&T Corporation 6.58

AmSouth Bancorporation 6.05

Regions Financial Corporation 5.79

First Horizon National Corporation 5.40

Fifth Third Bancorp 4.60

Trustmark Corporation 4.13

Whitney Holding Corporation 3.45

BancorpSouth, Inc. 3.23

Median 6.58%

Low 3.23

High 10.46

Retail Franchise

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Retail Growth Strategy

As of 6/30/05

Strong Sales & Service Culture and Increased Convenience in High Growth Markets

Introducing new products and services to acquired banks and selling more to existing customers

Colonial is the 5th largest bank in Florida

Core relationship metrics

Relationship ratio (cross-sell) has increased to 3.571 vs. 2.26 three years ago

Consistent, balanced approach to core deposit growth

Average Deposits grew internally 15% from same period prior year

Florida franchise had 25% internal growth in period-end deposits from June 30, 2004

Non-interest income enhancements

Noninterest Income increased 24% 2 year to date 2005 over 2004

Noninterest Income represents 19-20% of Total Revenues vs. 16% 3 in 2000

1 Excluding acquisitions 2 Excluding nonrecurring items 3 Adjusted for discontinued operations

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Growing Retail Franchise – Branches by State

At 9/9/05

FL 158

51%

34% AL

106

TX

GA

12 NV

13 20

Projected to 12/31/05

FL 161

53% 31%

GA TX NV

21

13 13

Planned Branch Activity for the remainder of 2005:

New Branches: 5 Florida – 3 Texas – 1 Georgia – 1

Planned Alabama

Branch Sale: 13

AL 93

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Florida Franchise

As of 6/30/05

Entered Florida in July of 1996

Began Florida franchise with $232 million in assets, 8 branches in Orlando

Florida at 6/30/05:

58% of Deposits in Florida – Total Deposits of $8.2 Billion

55% of Assets in Florida – Total Assets of $11.5 Billion

51% of Branches in Florida – Total Branches – 158

Strong loan and deposit growth

YTD loan growth, excluding acquisitions and mortgage warehouse, 10% annualized

YTD deposit growth, excluding acquisitions, 24%, annualized

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Florida Franchise and Current Population

PANHANDLE

Assets = $363 Million Deposits = $55 Million 1 Branch, 1 LPO

FLORIDA WEST COAST

Assets = $2.7 Billion Deposits = $2.3 Billion 53 Branches 2.56% Market Share #6 Bank

CENTRAL FLORIDA

Assets = $3.0 Billion Deposits = $2.7 Billion 59 Branches 5.01% Market Share #4 Bank

MORTGAGE WHSE.

Assets = $2.3 Billion Deposits = $423 Million

SOUTH FLORIDA

Assets = $3.1 Billion Deposits = $2.7 Billion 45 Branches 2.06% Market Share #7 Bank

Current Population 2,500,000

500,000 100,000

Current Branches

Planned Branches through 12/31/05

Trends in Bank Market Share - Florida

$0

Rank # 5

Share 2.35% $0

FLORIDA - 2004

Deposits Market

Rank Name ($000) Share Branches

1 Bank of America $62,018,922 20.61% 752

2 Wachovia / SouthTrust 56,959,928 18.93 901

3 SunTrust Banks 30,730,670 10.21 476

4 AmSouth Bancorp. 7,618,433 2.53 222

5 Colonial BancGroup 7,061,354 2.35 158

6 Regions Financial/Union Planters 7,043,565 2.34 143

7 Fifth Third Bancorp 4,747,093 1.58 94

8 Citigroup 4,304,760 1.43 35

9 Ocean Bankshares 3,877,821 1.29 22

Rank

$0 #9

Share

$0 1.38%

FLORIDA - 2000

Deposits Market

Rank Name ($000) Share Branches

1 Bank of America $46,168,021 22.21% 982

2 / 4 Wachovia / SouthTrust 40,981,883 19.71 961

3 SunTrust Banks 20,986,434 10.10 431

5 AmSouth Bancorp. 5,250,973 2.53 141

6 Huntington Bancshares 4,347,877 2.09 147

7 Regions Financial/Union Planters 3,747,267 1.80 92

8 Citigroup 2,997,863 1.44 37

9 Colonial BancGroup 2,872,259 1.38 88

Source: SNL Financial

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Relationship Ratio

3.57 3.51 3.52 3.45

3.26

3.20 3.45 3.42

3.13 3.39 3.41 3.22 2.89

FFLC 2.75 2.26 Union Bank PCB 2.12 2.01

Sep-02 Sep-03 Dec-03 Mar-04 Jun-04 Sep-04 Dec-04 Mar-05 Jun-05

Relationship Ratio Acquisitions Excluded PCB Union Bank FFLC

Improved relationship ratio results:

Greater customer retention

Lower cost of deposits

Improved Noninterest income

For example: electronic banking fees have more than doubled since September 2002

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Total Deposits and Non-Time Deposits

Period end ($ in millions) $16,000

$14,000

Balances Outstanding $12,000 $11,647

$9,769

$10,000 $9,320

$8,143 $8,323

$8,000

$7,331

$6,000

$5,868

$4,000 $4,950

$4,114 $3,468 18%1

$2,000 18%1

8%1 10%1

$0

2000 2001 2002 2003 2004 $14,147

$11,047

$8,887 $7,085

16%1

Jun-04 Jun-05

1Non-time Deposit growth rate excluding acquisitions and divestitures

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Noninterest Income1

$ in millions $140 $131

$128

$120

$101

$100

$85 $77

$80 2%

27%

$60 19%

10%

$40

$20

$0

2000 2001 2002 2003 2004 $79 $64

24%

YTD 2004 YTD 2005 $44 $34

30%

2Q04 2Q05

1 Excluding non-recurring gain on sale of branches and gains/(losses) on sale of securities

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Credit

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Loan Portfolio Distribution

June 30, 2005 Mix by State of Origination

Outstanding loans of $14.6 Billion at 6/30/05

Consumer and

Commercial Other

8% 2% MWL

5%

CRE 24%

Residential RE

20%

CRE Owner Occ.

7%

RE Construction 34%

Florida 53%

Alabama 21%

Georgia 9% MWL Texas Nevada

5% 7% 5%

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Solid Credit Metrics

As of 6/30/05

Nonperforming assets at a record low of 20 bps

Less than 1% every year since 1993

2Q 2005 net charge-offs at 15 bps, annualized

Lowest level in 10 years

Have not exceeded 50 bps since 1992

Past dues at 0.45%

1/3 of the Industry Average

Classified assets to total loans at 1.50%

Lowest in over 5 years

Total ORE at $4.2 million, down from $9.9 million at year-end

Largest single ORE property is just $480,000

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NPAs Consistently Below Industry

As originally reported

4.50% All FDIC insured commercial banks (as of 3/31/05)

4.00% Colonial BancGroup

3.50%

3.00%

RECORD LOW

2.50%

2.00%

1.50% 1.17% 1.25% 0.85%

0.78% 0.84%

1.00% 0.71% 0.78% 0.65% 0.60% 0.55% 0.54% 0.64%

0.50% 0.29% 0.29% 0.20%

0.00%

‘92 ‘93 ‘94 ‘95 ‘96 ‘97 ‘98 ‘99 ‘00 ‘01 ‘02 ‘03 ‘04 1Q05 2Q05

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Net Charge-Offs/Average Loans

1.80% All FDIC insured commercial banks (as of 6/30/05)

1.60% Southern Regionals * 1.40% Colonial BancGroup

1.20%

1.00%

0.80%

0.60% 0.51% 0.47%

0.33% 0.31%

0.40% 0.29% 0.23% 0.23% 0.28%

0.18% 0.21% 0.21% 0.19% 0.21% 0.09% 0.13% 0.15%

0.20%

0.00%

‘91 ‘92 ‘93 ‘94 ‘95 ‘96 ‘97 ‘98 ‘99 ‘00 ‘01 ‘02 ‘03 ‘04 1Q05 1 2Q05 1

1 Annualized *Source: Sandler O’Neill & Partners

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Why are our Credit Metrics this Good?

Credit Culture Strong Underwriting Real Estate Expertise Local Market Knowledge Market Data Intelligence Effective CRE Limits

Rigorous Appraisal Review Process Active Credit Risk Management Aggressive Workout Strategies

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Financial Highlights

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Overview

Record Earnings in 2Q 2005

$57.5 million; up 33% over 2Q 2004; YTD Net Income up 33% over 2004

EPS of $0.38; up 15% over 2Q 2004; YTD EPS up 17% over 2004

Strong growth was driven by significant revenue increases and sustained excellent credit quality

Strong increases in revenues1 up 23% over 2Q04 and up 23% over YTD04

7th consecutive quarter of expanded Net Interest Margin

Net Interest Income increased 24% over 2Q 2004; up 24% over YTD04

Noninterest Income1 increased 21% over 2Q 2004; up 19% over YTD04

Provision increased 38% or $2.5 million over 2Q04; up 3% over YTD04; provision exceeded net charge-offs in 2Q05 and YTD05

Solid Internal Loan Growth2 of 9% over prior year

Outstanding Deposit Growth

Average Deposits grew internally 15% from the 2Q04;

Florida Franchise had 25% internal growth in period-end deposits from June 30, 2004

1Excluding nonrecurring items 2Excluding Mortgage Warehouse Lending

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Overview cont’d

Excellent Credit Quality

Nonperforming Assets Ratio at new historic low of 0.20%

Excellent net charge off history; 0.15%* for the quarter and 0.18%* YTD

FFLC acquisition closed on May 18 and converted June 2

$1.2 billion in assets; $937 million in loans; $838 million in deposits

16 locations in Lake, Sumter, Citrus and Marion counties

Recognized merger related expenses of $2 million

Sold 7 branches, 4 in Alabama and 3 in Tennessee on June 24

Recognized $9.6 million gain on the sale of branches

Sold $18 million in loans; $139 million in deposits

Deleveraged the balance sheet in 2Q05

Sold $745 million in securities and prepaid $605 million in long term debt

Recognized losses of $3.5 million on the sale of securities and $5.6 million on the prepayment of long term debt which substantially offset the gain on the sale of branches

Expected to better position the Company in a rising rate environment

*Annualized

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Earnings Per Share Growth

$1.33 $1.16 $1.20 $1.06 $1.00

11% 3% 9% 6%

2000 2001 2002 2003 2004 $0.75 $0.64

17% $0.33 $0.38

June YTD 04

June YTD 05

2Q04 2Q05

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Diluted

15%

Net Interest Income Growth

$ in millions $585 $507 $461 $422 $400 $344

15%

10% $277

9%

6%$ 177 24% $144

24%

2000 2001 2002 2003 2004 June YTD June YTD 2Q04 2Q05

04 05

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Net Interest Margin Improvement

4.00%

3.90%

3.78%

3.80%

3.72% 3.68%

3.70%

3.64% 3.60% 3.58%

3.60%

3.53%

3.50%

3.43%

3.40%

3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05

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Specifics

7th Consecutive Quarter of NIM Expansion

NIM expansion was driven by low-cost deposit growth and the sale of MWL assets to an off-balance sheet conduit in 2Q05

On average, $830 million was outstanding to the conduit in 2Q05 –increased margin by 7 bps

Average Earning Asset Growth of $742 million was funded with deposit growth of $1.1 billion

Net Interest Income

Net Interest Income increased 24% over 2Q04 and 6.5% over 1Q05

Overall Average Earning Assets increased $742 million over 1Q05; yield up 27 bps

Loans comprised 74% of Average Earning Assets in 2Q05

77% of loans are adjustable or variable rate

Yield on loans including mortgage warehouse up 34 bps

Securities comprised 20% of average earnings assets in the quarter; at period end, securities comprised only 16% of earning assets

Strong Average Deposit Growth replaced Costly Wholesale Borrowings

Deposits comprised 72% of average funding in 2Q05 vs. 69% in 1Q05

Average Deposits increased $1.1 billion or 8.85% linked quarter

Cost of Interest Bearing Deposits of 2.24% was 110 bps less than the Rate on Average Wholesale Borrowings in 2Q05

Cost of interest bearing non-time deposits of 1.44% was 127 bps less than the average rate on short-term borrowings

Cost of time deposits of 3.11% was 105 bps less than the average rate on long-term debt

Assets

Deposits

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Outlook

Net interest margin is expected to increase moderately for the remainder of 2005 Asset quality is expected to remain excellent Continued strong deposit growth and solid loan growth for the remainder of the year Diluted earnings per share is expected to range from $1.50 to $1.55 for 2005

There are a number of uncertainties that would impact the expectations noted above, including the overall strength of the economy and changes in market rates.

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Solid Dividend Growth

$1

15 YEARS OF INCREASED DIVIDENDS

$.61*

$1 $58 $56 $52

$1 $48 $44

$0 $38 $34 $30

$0 $27 $22 $20

$0 $17 $18 $15 $16 $0

$0

‘90 ‘91 ‘92 ‘93 ‘94 ‘95 ‘96 ‘97 ‘98 ‘99 ‘00 ‘01 ‘02 ‘03 ‘04 ‘05

*Estimated

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Supplemental Information

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Deposits and Assets by State

As of 6/30/05

Deposits

Florida 58%

Alabama 27%

Georgia Corporate Texas 5%

2% Nevada 4% 4%

Assets

Florida 55%

Alabama 18%

Corporate Nevada 11%

4% Texas Georgia

6% 6%

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Average Deposit Growth

$15,000

$14,000 $13,489 $12,943 $13,000 $12,392 $12,000 $10,862 $11,000 35% $10,283 $10,000 $9,419 26% $9,000 $8,734 15% $8,435 $8,075 8% $8,000 4%

4%

$7,000 $6,000 15%1 14%1 $5,000 2000 2001 2002 2003 2004 June YTD June YTD 1Q05 2Q05*

04 05

1 Excluding acquisitions and sale of branches *Annualized

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Balance Sheet Growth & Mix Contribute Favorably to Interest Rate Risk

As of 6/30/05 or as reported 2nd Quarter of 2005

Loans

77% of loan portfolio is variable or adjustable rate

Loans, excluding mortgage warehouse, grew 9.4%1 annualized from 12/31/04

Loan yields, excluding mortgage warehouse, up 30 bps over 1Q

Securities represent only 14.7% of total assets at 6/30/05; 18.5% at 3/31/05

Average deposits grew 14%1 annualized from 1Q05; 15%1 year-over-year

Total Deposit Mix: 63% - Non-time; 22% - Noninterest Bearing DDA

Cost of interest bearing deposits up 33 bps in 2Q; Cost of total deposits of 1.73% up only 24 basis points

Securities

Deposits

1Excluding acquisitions and branch sale

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Noninterest Income

$ in millions 2Q05 1Q05 $ Change % Change

Service charges on deposit accounts $14.8 $ 13.6 $ 1.2 9%

Financial planning services 3.1 3.9 (0.8) -21%

Electronic banking 3.9 3.5 0.4 11%

Mortgage banking 2.9 2.0 0.9 45%

Mortgage warehouse fees 3.9 0.8 3.1 388%

Other income (2) 15.1 12.0 3.1 26%

43.7 35.8 7.9 22%

Securities (losses)gains, net (3.5) (1.2) (2.3)

Gain on sale of branches 9.6 0.0 9.6

Total Noninterest Income $49.8 $ 34.6 $ 15.2 44%

Noninterest Income to Average Assets (1) 0.85% 0.74%

Noninterest Income to Total Revenue (1) 19.8% 17.7%

(1) Excluding (losses)gains on sales of securities and gain on sale of branches (2) Includes nonrecurring gains of $2.8 million in 2Q05 and $0.5 million in 1Q05

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Noninterest Expense

$ in millions 2Q05 1Q05 $ Change % Change

Salaries and employee benefits $64.9 $61.0 $3.9 6%

Occupancy and equipment expenses 25.8 23.5 2.3 10%

Amortization of intangibles 3.2 2.3 0.9 39%

Other expense 30.2 26.4 3.8 14%

124.1 113.2 10.9 10%

Merger related expenses 2.1 1.1 1.0

Net losses related to the early extinguishment of debt 5.6 2.3 3.3

Total Noninterest Expense $131.8 $116.6 $15.2 13%

Efficiency Ratio (1) 56.97% 56.37%

Noninterest Expense to Average Assets (2) 2.45% 2.33%

Notes:

First full quarter of expenses included from Union Bank - Half of the quarter included expenses from FFLC - Reflects the hiring of 55 Mortgage Banking personnel

(1) Noninterest income excludes (losses)gains on sale of securities and gain on sale of branches. Noninterest expense excludes net losses related to the early extinguishment of debt.

(2) Excludes net losses related to the early extinguishment of debt

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Commercial Real Estate Portfolio

As of 6/30/05 $4.6 billion

Multi-Family Warehouse 12% 12%

Office

All Other 18% Types 10%

Healthcare 6%

Lodging 7% Church/ Retail School 26% Industrial 4%

2% Recreation 3%

Remaining Avg. Maturity – 3.6 years

62% Floating Rate / Adjustable

21% Owner Occupied ($)

34% Owner Occupied (#)

Average loan size = $601,000

75 largest loans characteristics:

Total $760 million

16.7% of CRE portfolio

Average loan to value ratio is 67.7%

Average debt coverage ratio = 1.46x

55% Florida, 16% Alabama, 11% Georgia, 6% Texas, 4% Nevada, 8% Other

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Construction Portfolio

As of 6/30/05 $4.9 billion

Land 22% Res. Dev. & Lots 28%

Res. Home Multi-family 17% 2% Office 4% Com’l Dev. Condo

4% All Other

Retail 10% 6% 7%

Remaining Avg. Maturity – 1.2 years

91% Floating Rate / Adjustable

Average loan size = $583,000

75 largest loans characteristics:

Total $1.2 billion

24.4% of Construction portfolio

Average loan to value ratio is 67.9%

55% Florida, 11% Alabama, 12% Texas, 11% Georgia, 8% Nevada, 3% Other

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